                                                               EXHIBIT (j)(2)(i)

                                POWER OF ATTORNEY


         The undersigned Trustee of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                           Title                      Effective as of:
---------                           -----                      ----------------





/s/ Gerald C. Crotty                Trustee                    November 28, 2001
-------------------------
Gerald C. Crotty

                                POWER OF ATTORNEY


         The undersigned Trustee of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                              Title                   Effective as of:
---------                              -----                   ----------------





/s/ Barry Hamerling                    Trustee                 November 28, 2001
---------------------------
Barry Hamerling

                                POWER OF ATTORNEY


         The undersigned Trustee of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                           Title                    Effective as of:
---------                           -----                    ----------------





/s/ Rayman L. Solomon               Trustee                  November 28, 2001
--------------------------
Rayman L. Solomon

                                POWER OF ATTORNEY


         The undersigned Trustee of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                               Title              Date
---------                               -----              ----





/s/ Cynthia R. Plouche                  Trustee            November 28, 2001
-----------------------------
Cynthia R. Plouche

                                POWER OF ATTORNEY


         The undersigned Trustee of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                      Title                          Date
---------                      -----                          ----





/s/ Peter D. Noris             Chairman of the Board          November 28, 2001
----------------------         Trustee
Peter D. Noris

                                POWER OF ATTORNEY


         The undersigned President and Chief Financial Officer of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                           Title                      Effective as of:
---------                           -----                      ----------------





/s/ Steven M. Joenk                 President                  November 28, 2001
----------------------              Chief Financial Officer
Steven M. Joenk

                                POWER OF ATTORNEY


         The undersigned Vice President and Treasurer of AXA Premier Funds Trust and AXA Premier VIP Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                         Title                  Effective as of:
---------                         -----                  ----------------





/s/ Kenneth T. Kozlowski          Vice President         November 28, 2001
---------------------------       Treasurer
Kenneth T. Kozlowski